Exhibit 99.2 Unifi, Inc. For the  Second Quarter Ended December 25, 2011 Conference Call

Unifi, Inc. Second Qtr. Conf. Call February 2, 2012 Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the financial condition and results of operations of Unifi, Inc (the “Company”) that are based on management’s current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions.  Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict.  Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof.  The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, the success of our subsidiaries, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies’ policies and legislation, and proceeds received from the sale of assets held for disposal.  In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control.  Other risks and uncertainties may be described from time to time in the Company’s other reports and filings with the Securities and Exchange Commission.  2

Unifi, Inc. Second Qtr. Conf. Call February 2, 2012 Volume and Pricing Highlights (Unaudited) Quarter over Quarter Year over Year For the Quarters Ended For the Six Months Ended December 25, 2011 vs. December 26, 2010 December 25, 2011 vs. December 26, 2010 Volume Price Volume Price Polyester (5.8%) 16.8%  (4.2%) 13.8%  Nylon (10.2%) 15.6%  (13.5%) 12.0%  International (17.3%) 1.0%  (21.5%) 4.7%  Consolidated (9.3%) 12.4%  (10.2%) 10.5%  Quarter over Trailing Quarter For the Quarters Ended December 25, 2011 vs. September 25, 2011 Volume Price Polyester 0.8%  2.0%  Nylon (7.0%) 1.8%  International (4.6%) (7.0%) Consolidated (1.4%) (0.8%)3

Unifi, Inc. Second Qtr. Conf. Call February 2, 2012 Income Statement Highlights (Amounts in Thousands, Except Percentages) (Unaudited) For the Three Months Ended December 25, 2011 December 26, 2010 Net sales $ 167,110 100.0%  162,139 100.0% Gross profit 10,882 6.5%  19,490  12.0% Selling, general and administrative expense 10,986 6.6%  11,161 6.9% Operating (loss) income  (951) (0.6%) 7,044 4.3% Interest expense 4,222  5,062 Equity in earnings of unconsolidated affiliates (844) (5,039) (Loss) income before income taxes (6,011)  7,239 Net (loss) income attributable to Unifi, Inc. (7,608) (4.6%) 5,385 3.3% Adjusted EBITDA 7,332 4.4%  15,698 9.7% 4

Unifi, Inc. Second Qtr. Conf. Call February 2, 2012 Income Statement Highlights

(Amounts in Thousands, Except Percentages) (Unaudited) For the Six Months Ended December 25, 2011 December 26, 2010 Net sales 338,123 100.0%  337,231 100.0% $ Gross profit 22,712 6.7%  41,036 12.2% Selling, general and administrative expense 21,357 6.3%  22,671 6.7% Operating income 344 0.1%  16,515 4.9% Interest expense 8,602 10,331 Equity in earnings of unconsolidated affiliates (4,303) (13,990) (Loss) income before income taxes (5,452) 19,991  Net (loss) income attributable to Unifi, Inc. (7,322) (2.2%) 15,620 4.6% Adjusted EBITDA 15,474 4.6%  34,130 10.1% 5

Unifi, Inc. Second Qtr. Conf. Call February 2, 2012 Working Capital Highlights (Amounts in Thousands, Except Percentages) (Unaudited) December 25, September 25, June 26, 2011 Receivables, net 84,201 95,778  100,175 $            Inventory 114,180 135,976 134,883 Accounts Payable (28,950) (46,036) (42,842) Accrued Expenses (8,809) (10,725) (15,595)      Adjusted Working Capital 160,622 174,993 176,621 Quarterly Sales 167,110 171,013 196,191 Adjusted Working Capital as a Percentage of Sales  24% 26% 23% Adjusted Working Capital 160,622 174,993 176,621 Cash 24,677 19,821 27,490 Other current assets 10,707 10,000 11,521 Accrued interest (1,693)  (5,283) (1,900) Other current liabilities (1,311) (1,115) (763) Working capital 193,002 198,416 212,969 (1)  Adjusted Working Capital divided by annualized  Quarterly Sales 6

Unifi, Inc. Second Qtr. Conf. Call February 2, 2012 Balance Sheet Highlights (Amounts in Thousands, Except Percentages) (Unaudited) December 25, September 25, June 26, 2011 2011 2011 Cash 24,677 $ 19,821 27,490 Revolver Availability, Net 44,318 54,598 51,734 Total Liquidity 68,995 74,419 79,224 2014 Notes 123,722 123,722 133,722 Revolver 35,000 39,900 34,600 Other 356 348 342       Total Debt 159,078 163,970 168,664 Cash 24,677 19,821 27,490 Net Debt 134,401 144,149 141,174 Weighted Average Interest Rate 10.2% 10.1% 10.3% 7

Unifi, Inc. Second Qtr. Conf. Call February 2, 2012 Equity Affiliates Highlights (Amounts in Thousands) (Unaudited) For the Quarters Ended For the Six Months Ended December 25, 2011 December 26, 2010 December 25, 2011 December 26, 2010 Earnings (Losses)
Parkdale America (34%) $ 667 $ 4,424 $ 4,494 $ 13,057 Other 177 615 (191) 933 Total $ 844 $ 5,039 $ 4,303 $ 13,990 Distributions Parkdale America (34%) $ - $ - $ 2,005 $ 2,532 Other - - - - Total $ - $ - $ 2,005 $ 2,532 8

Adjusted EBITDA Reconciliation to Net (Loss) Income (Amounts in Thousands) (Unaudited) Unifi, Inc. Second Qtr. Conf. Call February 2, 2012 For the Quarters Ended For the Six Months Ended December 25, 2011 December 26, 2010 December 25, 2011 December 26, 2010 Net (loss) income attributable to Unifi, Inc. $ (7,608) $ 5,385 $ (7,322) $ 15,620 Provision for income taxes 1,806 1,854 2,079 4,371 Interest expense, net 3,727 4,394 7,460 8,920 Depreciation and amortization expense 6,454 6,476 13,015 12,965 EBITDA $ 4,379 $ 18,109 $ 15,232 $ 41,876 Restructuring charges - 1,183 - 1,546 Startup costs 287 575 287 2,038 Non-cash compensation expense, net 1,152 356 1,395 703 Loss on extinguishment of debt - - 462 1,144 Loss on previously held equity interest in Repreve Renewables, LLC 3,656 - 3,656 - Other (1,298) 514 (1,255) 813 Adjusted EBITDA including equity affiliates $ 8,176 $ 20,737 $ 19,777 $ 48,120 Equity in earnings of unconsolidated affiliates (844) (5,039) (4,303) (13,990) Adjusted EBITDA $ 7,332 $ 15,698 $ 15,474 $ 34,130

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America ("GAAP") because management believes such measures are useful to investors. EBITDA, Adjusted EBITDA including equity affiliates and Adjusted EBITDA EBITDA represents net income or loss attributable to Unifi, Inc. before income tax expense, net interest expense, and depreciation and amortization expense (excluding interest portion of amortization).  Adjusted EBITDA including equity affiliates represents EBITDA adjusted to exclude restructuring charges, startup costs, non-cash compensation expense net of distributions, gains or losses on extinguishment of debt, loss on previously held equity interest in Repreve Renewables, LLC, and other adjustments.  Other adjustments include gains or losses on sales or disposals of property, plant and equipment, currency and derivative gains or losses, employee severance, and other non-operating income or expense.  Adjusted EBITDA represents Adjusted EBITDA including equity affiliates adjusted to exclude equity in earnings and losses of unconsolidated affiliates.  We present Adjusted EBITDA as a supplemental measure of our operating performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry and in measuring the ability of “high-yield” issuers to meet debt service obligations. EBITDA, Adjusted EBITDA including equity affiliates and Adjusted EBITDA are alternative views of performance used by management and we believe that investors’ understanding of our performance is enhanced by disclosing these performance measures.  Our management uses Adjusted EBITDA: (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) unusual items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions.  Adjusted EBITDA is also a key performance metric utilized in the determination of variable compensation. We believe that the use of EBITDA, Adjusted EBITDA including equity affiliates, and Adjusted EBITDA as operating performance measures provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies.  We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense decreases as deductible interest expense increases; depreciation and amortization are non-cash charges.  Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not reflect our operating performance.  The other items excluded from Adjusted EBITDA are excluded in order to better reflect the performance of our continuing operations. In evaluating EBITDA, Adjusted EBITDA including equity affiliates and Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of EBITDA, Adjusted EBITDA including equity affiliates and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.  EBITDA, Adjusted EBITDA including equity affiliates, and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Non-GAAP Financial Measures - continued
Each of our Adjusted EBITDA and Adjusted EBITDA including equity affiliates measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
    •  it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;
    •  it does not reflect changes in, or cash requirements for, our working capital needs;
    •  it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt;
    •  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA (or our Adjusted EBITDA including equity affiliates) measure does not reflect any cash requirements for such replacements;
    •  it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;
    •  it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations;
    •  it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and
    •  other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.
     Because of these limitations, neither of Adjusted EBITDA or Adjusted EBITDA including equity affiliates should be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only as supplemental information.